UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2012

Intelsat S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	000-50262	98-0346003
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 rue Albert Borschette Luxembourg Grand-Duchy of Luxembourg	L-1246
(Address of principal executive offices)	(Zip Code)

+(352) 27 84 1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Tender Offers

On April 12, 2012, Intelsat S.A. issued a press release announcing that Intelsat S.A.’s indirect wholly-owned subsidiary, Intelsat Jackson Holdings S.A. (“Intelsat Jackson”), commenced tender offers (the “Tender Offers”) to purchase for cash up to $310,000,000 aggregate principal amount of its $701,913,000 outstanding 9 1/2% Senior Notes due 2016 (the “9 1/2% Notes”) and up to $470,000,000 aggregate principal amount of its $1,048,220,000 outstanding 11 1/4% Senior Notes due 2016 (the “11 1/4% Notes”).

On April 12, 2012, Intelsat S.A. issued a press release announcing that Intelsat Jackson amended the Tender Offer for its 9  1/2% Notes and is now offering to purchase for cash any and all of its $701,913,000 outstanding 9 1/2% Notes.

Notes Offering

On April 12, 2012, Intelsat S.A. issued a press release to announce that Intelsat Jackson commenced a private offering of $800,000,000 aggregate principal amount of its 7 1/4% Senior Notes due 2020 (the “7 1/4% Notes”). Intelsat Jackson previously issued $1,000,000,000 aggregate principal amount of its 7 1/4% Notes on September 30, 2010.

On April 12, 2012, Intelsat S.A. issued a press release to announce that Intelsat Jackson priced such offering of 7  1/4% Notes and will issue $1,200,000,000 aggregate principal amount of the additional 7 1/4% Notes.

Financing Commitment

On April 12, 2012, Intelsat S.A. obtained agreements from affiliates of Goldman, Sachs & Co. and Morgan Stanley, the initial purchasers in the offering of the 7 1/4% Notes described above, to provide unsecured term loan commitments sufficient to refinance in full its 6 1/2% Senior Notes due 2013 (the “Intelsat S.A. Notes”) on or immediately prior to their maturity date, in the event that Intelsat S.A. does not otherwise refinance or retire the Intelsat S.A. Notes. These term loans will have a maturity of two years from funding, and the funding thereof is subject to various terms and conditions.

The press releases are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Press Release dated April 12, 2012 entitled “Intelsat Announces Tender Offers for Certain Notes of Intelsat Jackson Holdings S.A.”

99.2	Press Release dated April 12, 2012 entitled “Intelsat Announces Amendments to Tender Offer for Certain Notes of Intelsat Jackson Holdings S.A.”

99.3	Press Release dated April 12, 2012 entitled “Intelsat Announces Proposed Offering of Senior Notes”

99.4	Press Release dated April 12, 2012 entitled “Intelsat Announces Pricing of Senior Notes”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: April 13, 2012	By:	/s/ Michael McDonnell

	Name:	Michael McDonnell
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release dated April 12, 2012 entitled “Intelsat Announces Tender Offers for Certain Notes of Intelsat Jackson Holdings S.A.”

99.2	Press Release dated April 12, 2012 entitled “Intelsat Announces Amendments to Tender Offer for Certain Notes of Intelsat Jackson Holdings S.A.”

99.3	Press Release dated April 12, 2012 entitled “Intelsat Announces Proposed Offering of Senior Notes”

99.4	Press Release dated April 12, 2012 entitled “Intelsat Announces Pricing of Senior Notes”